UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021 (June 29, 2021)

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202

(Address of Principal Executive Offices) (Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	JAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2021, J. Alexander’s Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As of April 27, 2021, the record date for the Annual Meeting, there were 15,090,077 shares of common stock outstanding. A quorum of 13,663,673 shares of common stock was present or represented by proxy at the Annual Meeting.

The matters submitted to a vote of shareholders at the Annual Meeting and a final tabulation of the voting results with respect to each matter are as follows:

(1)	The shareholders elected two persons nominated by the Board of Directors (the “Board”) for three-year terms as Class III directors by a plurality of votes cast, as set forth below:

	For	Withheld
Douglas K. Ammerman	6,636,243	4,454,760
Lonnie J. Stout II	7,402,335	3,688,668

There were 2,572,670 broker non-votes for each nominee.

(2)

The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021 by a majority of votes cast, as set forth below:

For	Against	Abstain
12,715,093	946,468	2,112

There were no broker non-votes on this proposal.

(3)

The shareholders cast a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting, as set forth below:

For	Against	Abstain
9,150,767	1,910,164	30,072

There were 2,572,670 broker non-votes on this proposal.

(4)

The shareholders cast a non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (every year, every two years or every three years), as set forth below:

1 Year	2 Years	3 Years	Abstain
9,271,565	11,844	1,757,434	50,160

There were 2,572,670 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: July 6, 2021	By:	/s/ Jessica L. Hagler
Jessica L. Hagler
Vice President, Chief Financial Officer, Treasurer and Secretary